Exhibit 10.3

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of September 14, 2022 by and between NeuroBo Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and Dong-A ST Co., Ltd., a Korean company (“Purchaser”).

Recitals

Whereas, the Company and Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act;

Whereas, as consideration for the license of the Licensed Products (as defined in the License Agreement) under the License Agreement, the Company desires to issue to Purchaser, upon the terms and conditions stated in this Agreement and the License Agreement, 2,200 shares of Series A Convertible Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”), of the Company, with a stated value equal to twenty-two million dollars ($22,000,000) (the “Upfront Payment Series A Preferred Stock”), which shall be convertible into shares of the Common Stock upon receipt of the Stockholder Approval, as more fully described in this Agreement;

Whereas, in exchange for payment of fifteen million dollars ($15,000,000) by Purchaser to the Company, Purchaser desires to purchase from the Company and the Company desires to issue and sell to Purchaser, upon the terms and conditions stated in this Agreement, (i) 1,500 shares of Series A Preferred Stock, with a stated value equal to fifteen million dollars ($15,000,000), which shall be convertible into shares of the Common Stock upon receipt of the Stockholder Approval, as more fully described in this Agreement (the “Purchased Series A Preferred Stock” and, together with the Upfront Payment Series A Preferred Stock, the “Preferred Stock”) and (ii) the warrants to be issued to Purchaser on the terms and conditions set forth in this Agreement (the “Purchaser Warrants”);

Whereas, the shares of the Common Stock issuable upon conversion of the Preferred Stock following receipt of the Stockholder Approval are collectively referred to herein as the “Underlying Shares”;

Whereas, the shares of the Common Stock issuable upon exercise of, or otherwise pursuant to, the Purchaser Warrants are collectively are referred to herein as the “Warrant Shares” and together with the Underlying Shares, are referred to as the “Shares”;

Whereas, the Shares and the Purchaser Warrants are collectively referred to herein as the “Securities”;

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Whereas, contemporaneously with the execution and delivery of this Agreement, a Registration Rights Agreement, substantially in the form attached hereto as Exhibit A (the “Registration Rights Agreement”), is being executed and delivered by the parties thereto, pursuant to which, among other things, the Company will agree to provide such parties certain registration rights under the Securities Act and the rules and regulations promulgated thereunder and applicable state securities laws; and

Whereas, contemporaneously with the execution and delivery of this Agreement, an Investor Rights Agreement, substantially in the form attached hereto as Exhibit G, is being executed and delivered by the Company and Purchaser.

Agreement

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and Purchaser hereby agree as follows:

ARTICLE I
DEFINITIONS

1.1           Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

“Action” means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or, to the Company’s Knowledge, threatened against the Company or any of its Subsidiaries or any of their respective properties or any officer, director or employee of the Company or any of its Subsidiaries acting in his or her capacity as an officer, director or employee before or by any federal, state, county, local or foreign court, arbitrator, governmental or administrative agency, regulatory authority, stock market, stock exchange or trading facility.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 405 under the Securities Act. With respect to Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as Purchaser will be deemed to be an Affiliate of Purchaser.

“Board of Directors” means the Board of Directors of the Company.

“Business Day” means any day except Saturday, Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Certificate of Designation” means the Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock to be filed prior to the Closing by the Company with the Secretary of State of the State of Delaware, in the form of Exhibit B attached hereto.

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“Closing” means the closing of the purchase and sale of the Securities on the Closing Date pursuant to Section 2.1.

“Closing Bid Price” means, for any security as of any date: (a) the last reported closing bid price per share for such security on the Principal Trading Market, as reported by Bloomberg Financial Markets, or, (b) if the Principal Trading Market begins to operate on an extended hours basis and does not designate the closing bid price then the last bid price of such security prior to 4:00 p.m., New York City time, as reported by Bloomberg Financial Markets, or (c) if the foregoing do not apply, the last closing price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg Financial Markets, or, (d) if no closing bid price is reported for such security by Bloomberg Financial Markets, the average of the bid prices of any market makers for such security as reported in the OTCMarkets Pink Open Market. If the Closing Bid Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the holder of such security. If the Company and such holder are unable to agree upon the fair market value of such security, then the Board of Directors shall use its good faith judgment to determine the fair market value. The Board of Directors’ determination shall be binding on the parties hereto absent demonstrable error. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

“Closing Date” means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all of the conditions set forth in Sections 2.1, 2.2, 5.1 and 5.2 hereof are satisfied or waived, as the case may be, or such other date as the parties may agree.

“Commission” has the meaning set forth in the Recitals.

“Common Stock” means the common stock, par value $0.001 per share, of the Company, and also includes any other class of securities into which the Common Stock may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company which would entitle the holder thereof to acquire at any time shares of the Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, shares of the Common Stock or other securities that entitle the holder to receive, directly or indirectly, shares of the Common Stock.

“Company Counsel” means Honigman LLP, 2290 First National Building, 660 Woodward Avenue, Detroit, Michigan 48226-3506.

“Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any Person listed in the first paragraph of Rule 506(d)(1).

“Company’s Knowledge” means with respect to any statement made to the Company’s Knowledge, that the statement is based upon the actual knowledge of the officers of the Company having responsibility for the matter or matters that are the subject of the statement, after reasonable inquiry.

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“Control” (including the terms “controlling”, “controlled by” or “under common control with”) with respect to any Person means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Effective Date” means the date on which the initial Registration Statement required by Section 3(a) of the Registration Rights Agreement is first declared effective by the Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Fundamental Transaction” means any event pursuant to which (a) the Company effects (i) any merger of the Company with (but not into) another Person, in which stockholders of the Company immediately prior to such transaction own less than a majority of the outstanding stock of the surviving entity, or (ii) any merger or consolidation of the Company into another Person, (b) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (c) any tender offer or exchange offer approved or authorized by the Company’s Board of Directors is completed pursuant to which holders of at least a majority of the outstanding Common Stock tender or exchange their shares for other securities, cash or property, or (d) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 6.11 below or as a result of a transaction, the primary purpose of which is to change the jurisdiction of incorporation of the Company).

“GAAP” means U.S. generally accepted accounting principles.

“Insolvent” means, with respect to any Person, (a) the present fair saleable value of such Person’s assets is less than the amount required to pay such Person’s debts as they become due, (b) such Person is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (c) such Person has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is currently proposed to be conducted.

“License Agreement” that certain License Agreement entered into by and between the Company and Purchaser on the date hereof.

“Lien” means any lien, charge, claim, encumbrance, security interest, right of first refusal, preemptive right or other restrictions of any kind.

“Material Adverse Effect” means a material adverse effect on the results of operations, stockholders’ equity, assets, business or financial condition of the Company and its Subsidiaries taken as a whole, except that any of the following, either alone or in combination, shall not be deemed a Material Adverse Effect: (a) effects caused by changes or circumstances affecting general market conditions in the U.S. or applicable foreign economy or which are generally applicable to the industry in which the Company operates, provided that such effects are not borne disproportionately by the Company, or (b) effects caused by earthquakes, floods, hurricanes, wildfires or other large-scale natural disasters, hostilities, acts of war, sabotage or terrorism or military actions or any escalation or material worsening of any such hostilities, acts of war, sabotage or terrorism or military actions existing as of the date hereof.

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“Material Contract” means any contract of the Company or a subsidiary of the Company that has been filed or was required to have been filed as an exhibit to the SEC Reports pursuant to Item 601(b)(4) or Item 601(b)(10) of Regulation S-K.

“New York Courts” means the state and federal courts sitting in the City of New York, Borough of Manhattan.

“Per Share Purchase Price” equals the price per share of common stock or unit issued in the Qualified Financing, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Principal Trading Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the date of this Agreement and the Closing Date, shall be the Nasdaq Capital Market.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened, before or by any federal, state, county, local or foreign court, arbitrator, governmental or administrative agency, regulatory authority, stock market, stock exchange or trading facility.

“Qualified Financing” means an equity financing by the Company in which the Company issues or sells shares of Common Stock or other securities convertible into Common Stock or units comprised of Common Stock or other securities convertible into Common Stock and warrants exercisable for shares of Common Stock which equity financing results in gross proceeds to the Company of at least fifteen million dollars ($15,000,000) (excluding any gross proceeds received from Dong-A or its Affiliates in any such financing).

“Required Approvals” has the meaning set forth in Section 3.1(e) hereof.

“Resale Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by Purchaser of the Registrable Securities (as defined in the Registration Rights Agreement).

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“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Report” has the meaning set forth in Section 3.1(h) hereof.

“Series A Purchase Price” means $10,000.00 per share of Series A Preferred Stock.

“Short Sales” include, without limitation, (a) all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and (b) sales and other transactions through non-U.S. broker dealers or foreign regulated brokers (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Stated Value” means $10,500 per share of the Series A Preferred Stock.

“Stockholder Approval” means such approval as is required by the applicable rules and regulations of the Nasdaq Stock Market (or any successor entity), including Nasdaq Listing Standard Rule 5635, from the stockholders of the Company with respect to the transactions contemplated by the Transaction Documents, including (a) the issuance of the Underlying Shares and the Warrant Shares under Nasdaq Listing Rule 5635(a); (b) the issuance of all of the Underlying Shares and the Warrant Shares in excess of 19.99% of the issued and outstanding Common Stock on the date hereof under  Nasdaq Listing Rule 5635(d) and (c) issuance of the Shares to Purchaser under Nasdaq Listing Rule 5635(b).

“Subsidiary” means any subsidiary of the Company as set forth on Schedule 3.1(a), and shall, where applicable, include any subsidiary of the Company formed or acquired after the date hereof.

“Takeover Laws” shall have the meaning set forth in Section 7(d).

“Trading Affiliate” means an Affiliate of Purchaser who (a) had knowledge of the transactions contemplated hereby, (b) has or shares discretion relating to Purchaser’s investments or trading or information concerning Purchaser’s investments, including in respect of the Shares, and (c) is subject to Purchaser’s review or input concerning such Affiliate’s investments or trading.

“Trading Day” means (i) a day on which the Common Stock is listed or quoted and traded on its Principal Trading Market (other than the OTCMarkets), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTCMarkets), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTCMarkets, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported in the OTCMarkets Pink Open Market (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

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“Trading Market” means whichever of the New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or the OTCMarkets on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction Documents” means this Agreement, the schedules and exhibits attached hereto, the License Agreement, the Purchaser Warrants, the Certificate of Designation, the Registration Rights Agreement, the Irrevocable Transfer Agent Instructions and any other documents or agreements explicitly contemplated hereunder.

“Transfer Agent” means American Stock Transfer and Trust Company, the current transfer agent of the Company, with a mailing address of 6201 15th Avenue, Brooklyn, NY 11219, or any successor transfer agent for the Company.

“Warrant Shares” means, collectively, the shares of Common Stock issuable upon exercise of, or otherwise pursuant to, the Purchaser Warrants.

ARTICLE II
PURCHASE AND SALE

2.1           Closing.

(a)            Sale of the Securities. At the Closing, subject to the terms and conditions set forth in this Agreement and pursuant to the terms of the License Agreement, the Company shall issue and sell to Purchaser, and Purchaser shall purchase from the Company: (i) such number of shares of the Series A Preferred Stock equal to the quotient resulting from dividing (1) $22,000,000 by (2) the Series A Purchase Price; (ii) such number of shares of the Series A Preferred Stock equal to the quotient resulting from dividing (1) $15,000,000 by (2) the Series A Purchase Price; and (iii) a Purchaser Warrant registered in the name of such Purchaser substantially in the form of the warrants issued to investors in the Qualified Financing (other than any pre-funded Warrants) treating Purchaser as if Purchaser had invested $15,000,000 in such financing, provided that the Purchaser Warrant shall provide that the Purchaser Warrant shall not be exercisable until at any time on or after the date that Stockholder Approval is obtained and deemed effective.

(b)            Closing. The Closing of the purchase and sale of the Upfront Shares shall take place at the offices of Honigman LLP, 2290 First National Building, 660 Woodward Avenue, Detroit, Michigan 48226-3506 on the Closing Date or at such other location(s) or remotely by facsimile transmission or other electronic means as the parties may mutually agree.

(c)            Deliverables. On the Closing Date, the Company and Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing.

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2.2           Closing Deliveries.

(a)            Company Deliverables. On or prior to the Closing, the Company shall issue, deliver or cause to be delivered to Purchaser the following (the “Company Deliverables”):

(i)             a legal opinion of Company Counsel, dated as of the Closing Date and in substantially the form attached hereto as Exhibit C, executed by such counsel and addressed to Purchaser;

(ii)            for Purchaser, as applicable, a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver, on the Closing Date, on an expedited basis, a certificate or in book entry form, at Purchaser’s election (unless Purchaser indicates otherwise, the Preferred Stock shall be delivered in book entry form), evidencing the Preferred Stock, registered in the name of Purchaser;

(iii)           support agreements, dated as of the date hereof, with respect to the Stockholder Approval, in substantially the form attached hereto as Exhibit D (the “Support Agreement(s)”), from JK BioPharma Solutions, Inc., E&Investment, Inc. and Roy Lester Freeman;

(iv)            the lock-up agreements, dated as of the date hereof, by and among the Company and the Company’s directors and officers and their respective affiliates in the form attached hereto as Exhibit E-1; provided that the form to be signed by Purchase and its affiliates shall be in the form attached hereto as Exhibit E-2 (the “Lock-Up Agreements”);

(v)             the Compliance Certificate referred to in Section 5.1(h);

(vi)            a certificate of the Chairman of the Board of Directors, in the form attached hereto as Exhibit F, dated as of the Closing Date, (A) certifying the resolutions adopted by the Board of Directors or a duly authorized committee thereof approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Shares, (B) certifying the current versions of the certificate of incorporation, as amended, and bylaws, as amended, of the Company and (C) certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company;

(vii)          evidence from the Secretary of State of the State of Delaware that the Certificate of Designation has been filed with the Secretary of State of the State of Delaware as of the Closing Date and has become effective as of the Closing Date; and

(viii)         a certificate of good standing of the Company from the Secretary of State of the State of Delaware dated within five (5) Business Days of the Closing Date.

(b)            Purchaser Deliverables. On or prior to the Closing, Purchaser shall deliver or cause to be delivered to the Company the following, with respect to Purchaser (the “Purchaser Deliverables”):

(i)             the Series A Purchase Price payable for the Purchased Series A Preferred Shares; and

(ii)            this Agreement and the Lock-Up Agreement, duly executed by Purchaser.

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ARTICLE III
REPRESENTATIONS AND WARRANTIES

3.1           Representations and Warranties of the Company. Except as (i) set forth in the schedules delivered herewith (the “Disclosure Schedules”), which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, or (ii) disclosed in the SEC Reports, the Company hereby represents and warrants as of the date hereof and the Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date), to Purchaser:

(a)            Subsidiaries. The Company has no direct or indirect Subsidiaries other than those listed in Schedule 3.1(a) hereto. Except as disclosed in Schedule 3.1(a) hereto, the Company owns, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary free and clear of any and all Liens, and all the issued and outstanding shares of capital stock or comparable equity interest of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b)            Organization and Qualification. The Company and each of its Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite corporate (or other applicable) power and authority to own or lease and use its properties and assets and to carry on its business as currently conducted and, in the case of the Company, to enter into and to consummate the transactions contemplated by the Transaction Documents. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its certificate of incorporation or bylaws or other organizational documents. The Company and each of its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in a Material Adverse Effect or a material adverse effect on the legality, validity or enforceability of any Transaction Document or the Company’s ability to perform on a timely basis its material obligations under any Transaction Document; and no Proceeding has been instituted, is pending, or, to the Company’s Knowledge, has been threatened in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c)            Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The Company’s execution and delivery of each of the Transaction Documents and the consummation by it of the transactions contemplated thereby (including, but not limited to, the sale and delivery of the Securities) have been duly authorized by all necessary corporate action on the part of the Company, and no further corporate action is required by the Company, its Board of Directors or its stockholders in connection therewith other than in connection with the Required Approvals. Each of the Transaction Documents to which the Company is a party has been (or upon delivery will have been) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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(d)            No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated hereby or thereby (including, without limitation, the issuance of the Securities) do not and will not (i) conflict with or violate any provisions of the Company’s or any Subsidiary’s certificate of incorporation or bylaws, each as amended, or other similar organizational documents of any Subsidiary, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would result in a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any Material Contract, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations and the rules and regulations, assuming the correctness of the representations and warranties made by Purchaser herein, of any self-regulatory organization to which the Company or its securities are subject, including all applicable Trading Markets), or by which any property or asset of the Company is bound or affected, except in the case of clauses (ii) and (iii) such as would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect or a material adverse effect on the legality, validity or enforceability of any Transaction Document or the Company’s ability to perform on a timely basis its material obligations under any Transaction Document.

(e)            Filings, Consents and Approvals. Neither the Company nor any of its Subsidiaries is required to obtain any consent, waiver, approval, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, holder of outstanding securities of the Company or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents (including the issuance of the Securities), other than (i) the filing with the Commission of the Registration Statements in accordance with the requirements of the Transaction Documents, (ii) filings required by applicable state securities laws, (iii) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D under the Securities Act, (iv) the filing of any requisite notices and/or application(s) to the Principal Trading Market for the issuance and sale of the Securities and the listing of the Shares for trading or quotation, as the case may be, thereon in the time and manner required thereby, (v) the filings required in accordance with Section 4.6 of this Agreement, (vi) the Stockholder Approval, (vii) the filing of the Certificates of Designation with the Secretary of State of the State of Delaware and (viii) those that have been made or obtained prior to the date of this Agreement (collectively, the “Required Approvals”).

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(f)            Issuance of the Shares. The Securities have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents, will be, in the case of the Shares, duly and validly issued, fully paid and non-assessable and will be free and clear of all Liens, other than restrictions on transfer set forth in Section 4.1 hereof or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights of stockholders. Assuming the accuracy of the representations and warranties of Purchaser in this Agreement, the Securities will be issued in compliance with all applicable federal and state securities laws. No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s knowledge, any Company Covered Person, except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3), is applicable.

(g)            Capitalization. The capitalization of the Company is as described in its SEC Report on Form 10-Q for the quarter ended June 30, 2022, except for issuances pursuant to this Agreement, stock option exercises, restricted stock unit delivery, issuances pursuant to equity incentive plans described in the SEC Reports or exercises of warrants, or issuances of warrants. The Company has not issued any capital stock since the date of its most recently filed SEC Report other than options to the non-employee members of the Board of Directors following the annual meeting of stockholders held on June 9, 2022. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents that have not been effectively waived as of the Closing Date. Except as set described in the SEC Reports or as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of the Common Stock or other securities, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of the Common Stock or any Common Stock Equivalents. The issuance and sale of the Securities will not obligate the Company to issue shares of the Common Stock or other securities to any Person (other than Purchaser) and will not result in a right of any holder of the Company’s securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and non-assessable, have been issued in compliance in all material respects with all applicable federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities which violation would have or would reasonably be expected to result in a Material Adverse Effect or a material adverse effect on the legality, validity or enforceability of any Transaction Document or the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document. Except as set forth in the SEC Filings, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the Company’s Knowledge, between or among any of the Company’s stockholders.

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(h)            SEC Reports; Disclosure Materials. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the 12 months preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein and the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”, and the SEC Reports, together with the Disclosure Schedules, being collectively referred to as the “Disclosure Materials”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension, except where the failure to file on a timely basis would not have or reasonably be expected to result in a Material Adverse Effect and would not have or reasonably be expected to result in any limitation or prohibition, or with respect to Rule 144 further delay, on the Company’s ability to register the Shares for resale on Form S-1 or Purchaser’s ability to use Rule 144 to resell any of the Shares. As of their respective filing dates, or to the extent corrected by a subsequent amendment, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the Material Contracts to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any of its Subsidiaries are subject has been filed (or incorporated by reference) as an exhibit to the SEC Reports.

(i)            Financial Statements. The consolidated financial statements (including the notes and schedules thereto) of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing (or to the extent corrected by a subsequent amendment). Such consolidated financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes or schedules thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects, for the Company and its consolidated Subsidiaries taken as a whole, their financial position as of the dates thereof and their results of operations and cash flows for the periods then ended, subject, in the case of unaudited financial statements, to normal, immaterial year-end audit adjustments.

(j)            Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in Schedule 3.1(j) or as disclosed in the SEC Reports: (i) there has been no event, occurrence or development that has had a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in the SEC Reports, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing stock option plans of the Company (vi) there has not been any material change or material amendment to, any waiver of any material right by the Company under, or any termination of, any Material Contract under which the Company or any of its Subsidiaries is bound or subject, (vii) there has not occurred any material transfer, assignment, sale or other disposition of any of the assets shown or reflected in the consolidated balance sheet of the Company or any material cancellation, discharge or payment of any debts, liens or entitlements, (viii) none of the Company and its Subsidiaries has made any material capital investment in, or any material loan to, any Person, (ix) the Company has not adopted, entered into, modified or terminated any employee benefit plan or any material employment, severance, retention or other agreement with any current or former employee, officer, director, independent contractor or consultant, (x) the Company has not entered into a material new line of business or abandoned or discontinued any material existing line of business, and (xi) none of the Company and its Subsidiaries has entered into any contract or agreement to do any of the foregoing, or has taken any action or omission to act that would result in any of the foregoing. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement, no event, liability, fact, circumstance, occurrence or development has occurred or exists, or is reasonably expected to occur or exist, with respect to the Company or its Subsidiaries or their respective businesses, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least 1 Trading Day prior to the date that this representation is made or deemed made.

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(k)            Litigation. There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) would, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect or a material adverse effect on the legality, validity or enforceability of any Transaction Document or the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document. During the past two (2) years, neither the Company nor any Subsidiary, nor to the Company’s Knowledge any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the Company’s Knowledge there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. During the past two (2) years, the Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

(l)             Employment Matters. No material labor dispute exists or, to the Company’s Knowledge, is imminent with respect to any of the employees of the Company which would have or would reasonably be expected to result in a Material Adverse Effect. None of the Company’s or any Subsidiary’s employees is a member of a labor union that relates to such employee’s relationship with the Company, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement. No executive officer of the Company (as defined in Rule 501(f) under the Securities Act) has notified the Company or any of its Subsidiaries that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer’s employment with the Company or any such Subsidiary. To the Company’s Knowledge, no executive officer or key employee, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and to the Company’s Knowledge, the continued employment of each such executive officer or key employee does not subject the Company or any Subsidiary to any liability with respect to any of the foregoing matters, except, in each case, matters that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. The Company is in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

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(m)           Compliance. Neither the Company nor any of its Subsidiaries (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any of its Subsidiaries under), nor has the Company or any of its Subsidiaries received written notice of a claim that it is in default under or that it is in violation of, any Material Contract (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body having jurisdiction over the Company or any of its Subsidiaries or their properties or assets, or (iii) is in violation of, or in receipt of written notice that it is in violation of, any statute, rule or regulation of any governmental authority applicable to the Company or any of its Subsidiaries or any stock exchange listing rule, except in each case as would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect or a material adverse effect on the legality, validity or enforceability of any Transaction Document or the Company’s ability to perform on a timely basis its material obligations under any Transaction Document.

(n)            Regulatory Permits. The Company and each of its Subsidiaries possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its business as currently conducted, except as set forth in the SEC Reports, or such that where the failure to possess such permits, individually or in the aggregate, has not and would not have or would not reasonably be expected to result in a Material Adverse Effect a material adverse effect on the legality, validity or enforceability of any Transaction Document or the Company’s ability to perform on a timely basis its obligations under any Transaction Document (“Material Permits”), and neither the Company nor any of its Subsidiaries has received any notice of Proceedings relating to the revocation or modification of any such Material Permits.

(o)            Title to Assets. The Company and each of its Subsidiaries has good and marketable title to all tangible personal property owned by it that is material to its business, in each case free and clear of all Liens except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

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(p)            Patents and Trademarks. To the Company’s Knowledge, the Company and each of its Subsidiaries owns, possesses, licenses or has other rights to use, all patents, patent applications, trade and service marks, trade and service mark applications and registrations, trade names, trade secrets, inventions, copyrights, licenses, technology, know-how, proprietary processes, formulae, methodologies and other intellectual property rights and similar rights necessary or material for use in connection with its businesses as described in the SEC Reports and which the failure to do so would have or reasonably be expected to result in a Material Adverse Effect (collectively, the “Intellectual Property Rights”). To the Company’s Knowledge, none of the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the patent, trademark, copyright, trade secret or other proprietary rights of any Person. There is no pending or, to the Company’s Knowledge, threatened Proceeding or claim by any Person that the Company’s or any Subsidiary’s business as now conducted infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of another. To the Company’s Knowledge, there is no existing infringement by another Person of any of the Intellectual Property Rights that would have or would reasonably be expected to result in a Material Adverse Effect. There is no pending or, to the Company’s Knowledge, threatened Proceeding or claim by another Person challenging the Company’s or any Subsidiary’s rights in or to any material Intellectual Property Rights, or challenging inventorship, validity or scope of any such Intellectual Property Rights. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all of its and its Subsidiaries’ Intellectual Property Rights, except where failure to do so would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. None of the technology employed by the Company or any of its Subsidiaries has been obtained or is being used by the Company or any Subsidiary in violation of any contractual obligation binding on the Company or any Subsidiary or, to the Company’s Knowledge, any of its or its Subsidiaries’ officers, directors or employees or otherwise in violation of the rights of any Person, which violations would have or would reasonably be expected to have a Material Adverse Effect.

(q)            Insurance. The Company and each of its Subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes to be prudent and customary in the businesses and locations in which the Company and the Subsidiaries are engaged (“Appropriate Insurance”). None of the Company or any of its Subsidiaries has received any written notice of cancellation of any such insurance, nor, to the Company’s Knowledge, will it or any Subsidiary be unable to renew its existing Appropriate Insurance coverage as and when such coverage expires or to obtain similar Appropriate Insurance coverage from similar insurers as may be necessary to continue its business without a material increase in cost.

(r)            Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the executive officers or directors of the Company and, to the Company’s Knowledge, none of the employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors) that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act.

(s)            Internal Accounting Controls. Except as set forth in the SEC Reports, the Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any differences. Since January 1, 2020, (i) neither the Company nor any Subsidiary nor, to the Company’s Knowledge, any director, officer, employee, auditor, accountant or representative of the Company or any Subsidiary has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any Subsidiary or their respective internal accounting controls, including any material complaint, allegation, assertion or claim that the Company or any Subsidiary has engaged in questionable accounting or auditing practices, and (ii) to the Company’s Knowledge, no attorney representing the Company or any Subsidiary, whether or not employed by the Company or any Subsidiary, has reported evidence of a violation of securities laws, breach of fiduciary duty or similar violation by the Company, its Subsidiaries or any of its officers, directors, employees or agents to the board of directors or any committee thereof or to any director or officer of the Company or any of its Subsidiaries.

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(t)             Sarbanes-Oxley; Disclosure Controls. The Company is in compliance in all material respects with all of the provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it. The Company has established disclosure controls and procedures (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the Exchange Act) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting that have materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting.

(u)            Certain Fees. No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company, other than with respect to the offer and sale of the Securities (which fees are being paid by the Company). Purchaser shall have no obligation with respect to any fees or with respect to any claim made by or on behalf of other Persons for fees of a type contemplated in this paragraph (u) pursuant to any agreement to which the Company is a party that may be due in connection with the transactions contemplated by the Transaction Documents. The Company shall indemnify, pay, and hold Purchaser harmless against, any liability, loss or expense (including, without limitation, attorneys’ fees and out-of-pocket expenses) arising in connection with any such right, interest or claim.

(v)            Private Placement. Assuming the accuracy of Purchaser’s representations and warranties set forth in Section 3.2 of this Agreement, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to Purchaser under the Transaction Documents. Subject to obtaining the Required Approvals, the issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Principal Trading Market.

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(w)            Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.

(x)            Registration Rights. Other than Purchaser pursuant to the Registration Rights Agreement, the rights related to the Shares as contemplated by the License Agreement and the related agreements or as disclosed in Schedule 3.1(x), no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

(y)             Listing and Maintenance Requirements. Shares of the Common Stock are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to terminate the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration. Except disclosed in the SEC Reports, the Company has not, in the twelve (12) months preceding the date hereof, received written notice from any Trading Market on which the Common Stock is listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is in compliance with all listing and maintenance requirements of the Principal Trading Market on the date hereof and the issuance of the Securities will not violate any such listing or maintenance requirements.

(z)            Application of Takeover Protections; Rights Agreements. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s charter documents or the laws of its state of incorporation that is or could reasonably be expected to become applicable to Purchaser as a result of Purchaser and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, the Company’s issuance of the Securities and Purchaser’s ownership of the Shares.

(aa)          No Integrated Offering. Assuming the accuracy of Purchaser’s representations and warranties set forth in Section 3.2, neither the Company nor, to the Company’s Knowledge, any Person acting on its behalf has, directly or indirectly, at any time within the past six months, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Shares as contemplated hereby or (ii) cause the offering of the Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market on which any of the securities of the Company are listed or designated unless such integration would not have or reasonably be expected to result in a Material Adverse Effect.

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(bb)          Tax Matters. The Company and each of its Subsidiaries (i) has accurately and timely prepared and filed (or requested valid extensions thereof) all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, with respect to which adequate reserves have been set aside on the books of the Company and (iii) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply, except, in the case of clauses (i) and (ii) above, where the failure to so pay or file any such tax, assessment, charge or return would not have or reasonably be expected to result in a Material Adverse Effect. The Company has not received notice of any unpaid taxes in any material amount claimed to be due by the Company or any Subsidiary by the taxing authority of any jurisdiction.

(cc)          Environmental Matters. To the Company’s Knowledge, none of the Company or any of its Subsidiaries (i) is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), (ii) owns or operates any real property contaminated with any substance that is in violation of any Environmental Laws, (iii) is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or (iv) is subject to any claim relating to any Environmental Laws; which violation, contamination, liability or claim has had or would have, individually or in the aggregate, a Material Adverse Effect; and there is no pending investigation or, to the Company’s Knowledge, investigation threatened in writing that might lead to such a claim.

(dd)          No General Solicitation. Neither the Company nor, to the Company’s Knowledge, any Person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising.

(ee)          Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company, any Subsidiary and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in the SEC Reports and is not so disclosed.

(ff)            Foreign Corrupt Practices. Neither the Company nor any of its Subsidiaries, nor to the Company’s Knowledge, any agent or other Person acting on behalf of the Company or any of its Subsidiaries, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any Person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

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(gg)          Acknowledgment Regarding Purchaser’s Purchase of Securities. The Company acknowledges and agrees that Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial adviser or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchaser’s purchase of the Securities. The Company further represents to Purchaser that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(hh)          Regulation M Compliance. The Company has not, and to the Company’s Knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Shares in violation of Regulation M under the Exchange Act, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

(ii)            PFIC Status. Neither the Company nor any of its Subsidiaries is or intends to become a “passive foreign investment company” within the meaning of Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.

(jj)          OFAC Status. Neither the Company nor any of its Subsidiaries is and, to the Company’s Knowledge, no director, officer, agent, employee, Affiliate or Person acting on behalf of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the sale of the Shares, or lend, contribute or otherwise make available such proceeds to any joint venture partner or other Person or entity, towards any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC.

(kk)          FDA and Other Governmental Authorities. There is no legal or governmental proceeding to which the Company or any Subsidiary is a party or of which any property or assets of the Company or any Subsidiary is the subject, including any proceeding before the United States Food and Drug Administration (“FDA”), the Centers for Medicare & Medicaid Services (“CMS”) or any other comparable federal, state, local or non-U.S. governmental authority (it being understood that any interaction between the Company and the FDA, CMS or any such comparable governmental authority relating to the product development process or the Company’s laboratory services shall not be deemed proceedings for purposes of this representation), which, singularly or in the aggregate, if determined adversely to the Company or any Subsidiary, would have or would reasonably be expected to have a Material Adverse Effect; and to the Company’s Knowledge, no such proceedings are threatened or contemplated by any governmental authority or threatened by others. The Company and each Subsidiary is in compliance with all applicable federal, state, local and non-U.S. laws, regulations, orders and decrees governing its business as prescribed by the FDA, CMS, or any other federal, state or non-U.S. governmental authority to the extent that they may be engaged in the regulation of the Company’s services, products or product candidates, except where noncompliance would not, singularly or in the aggregate, be reasonably likely to have a Material Adverse Effect. All preclinical studies and clinical trials conducted by or on behalf of the Company and any subsidiary, including those necessary to support approval for commercialization of the Company’s or any Subsidiary’s products or product candidates or to support coverage and reimbursement of the Company’s testing services by demonstrating clinical utility, have been conducted by the Company or any Subsidiary, as applicable, or to the Company’s Knowledge by third parties, in material compliance with all applicable federal, state or non-U.S. laws, rules, orders and regulations.

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3.2            Anti-Takeover Provisions. The Company has taken all actions necessary to render inapplicable to this Agreement, the Support Agreements and the transactions contemplated hereby, and inapplicable to Purchaser or any Affiliate thereof, the Shares or the transactions contemplated hereby, any and all “fair price,” “moratorium,” “control share acquisition,” “business combination” and other similar restrictions set forth in statutes or regulations of any state or jurisdiction (collectively, “Takeover Laws”), and no Takeover Law applies or will apply to the Company or any Subsidiary, this Agreement, the Support Agreements or the transactions contemplated hereby. Without limiting the foregoing, the Board has taken all actions necessary so that the restrictions contained in Section 203 of the DGCL will not apply with respect to, or as a result of, the execution of this Agreement, the Support Agreements or the consummation of the transactions contemplated hereby, without any further action on the part of the stockholders of the Company or of the Board.

3.3            Representations and Warranties of Purchaser. Purchaser hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a)            Organization; Authority. Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, limited liability company or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of by Purchaser of the Transaction Documents to which it is a party and performance by Purchaser of the transactions contemplated by the Transaction Documents to which it is a party have been duly authorized by all necessary corporate or, if Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of Purchaser. Each Transaction Document to which it is a party has been duly executed by Purchaser, and when delivered by Purchaser in accordance with the terms hereof, will constitute the legal, valid and binding obligation of Purchaser, enforceable against it in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(b)            No Conflicts. The execution, delivery and performance by Purchaser of this Agreement, the Support Agreements and the Registration Rights Agreement and the consummation by Purchaser of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of Purchaser, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would result in a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, assuming the correctness of the Company’s representations and warranties contained herein, federal and state securities laws) applicable to Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Purchaser to perform its obligations hereunder.

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(c)            Investment Intent. Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to, or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities laws, provided, however, that by making the representations herein, Purchaser does not agree to hold any of the Securities for any minimum period of time and reserves the right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Except as contemplated by the Registration Rights Agreement and the Registration Statements to be filed by the Company pursuant to the terms thereof, Purchaser does not presently have any agreement, plan or understanding, directly or indirectly, with any Person to distribute or effect any distribution of any of the Securities to or through any Person; Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act or an entity engaged in a business that would require it to be so registered as a broker-dealer.

(d)            Purchaser Status. At the time Purchaser was offered the Securities, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act.

(e)            General Solicitation. Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.

(f)             Experience of Purchaser. Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(g)            Access to Information. Purchaser acknowledges that it has had the opportunity to review the Disclosure Materials and has been afforded the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities. Neither such inquiries nor any other investigation conducted by or on behalf of Purchaser or its representatives or counsel shall modify, amend or affect Purchaser’s right to rely on the truth, accuracy and completeness of the Company’s representations and warranties contained in the Transaction Documents.

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(h)            Brokers and Finders. No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of Purchaser.

(i)             Independent Investment Decision. Purchaser has independently evaluated the merits of its decision to enter into the Transaction Documents, and Purchaser confirms that it has not relied on the advice of any other non-affiliated Purchaser’s investment manager and/or legal counsel in making such decision. Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Purchaser in connection with the purchase of the Securities constitutes legal, tax or investment advice. Purchaser has consulted such legal, tax and investment advisers as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

(j)            Reliance on Exemptions. Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of Purchaser to acquire the Securities.

(k)            No Governmental Review. Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

The Company and Purchaser acknowledge and agree that no party to this Agreement has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Article III and the Transaction Documents.

ARTICLE IV
OTHER AGREEMENTS OF THE PARTIES

4.1           Transfer Restrictions.

(a)            Compliance with Securities Laws. Notwithstanding any other provision of this Article IV, Purchaser covenants that the Securities acquired by Purchaser pursuant to the Transaction Documents may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state and federal securities laws. In connection with any transfer of the Securities other than (i) pursuant to an effective registration statement, (ii) to the Company, (iii) pursuant to Rule 144 (once Rule 144 becomes available for the resale of securities of the Company and provided that Purchaser provides the Company with reasonable assurances (in the form of seller and, if applicable, broker representation letters) that the securities may be sold pursuant to such rule) or (iv) in connection with a bona fide pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee in a transaction not referenced in clauses (i)-(iv) above shall agree in writing to be bound by the terms of this Agreement and the Registration Rights Agreement and shall have the rights of Purchaser under this Agreement and the Registration Rights Agreement with respect to such transferred Securities.

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(b)            Legends. Book-entry statements or stock certificates evidencing the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form, until such time as they are not required under Section 4.1(c):

[NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON CONVERSION OF THESE SECURITIES HAVE BEEN REGISTERED] [THESE SECURITIES HAVE NOT BEEN REGISTERED] UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT, (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (III) UNLESS SOLD TO THE COMPANY.

The Company acknowledges and agrees that Purchaser may from time to time pledge, and/or grant a security interest in, some or all of the legended Securities in connection with applicable securities laws, pursuant to a bona fide margin agreement in compliance with a bona fide margin loan. Such a pledge would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion shall be required in connection with a subsequent transfer or foreclosure following default by Purchaser transferee of the pledge. No notice shall be required of such pledge, but Purchaser’s transferee shall promptly notify the Company of any such subsequent transfer or foreclosure of such legended Securities. Purchaser acknowledges that the Company shall not be responsible for any pledges relating to, or the grant of any security interest in, any of the Securities or for any agreement, understanding or arrangement between Purchaser and its pledgee or secured party. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act and the regulations promulgated to appropriately amend the list of selling stockholders thereunder. Purchaser acknowledges and agrees that, except as otherwise provided in Section 4.1(c), any Securities subject to a pledge or security interest as contemplated by this Section 4.1(b) shall continue to bear the legend set forth in this Section 4.1(b) and be subject to the restrictions on transfer set forth in Section 4.1(a).

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(c)            Removal of Legends. The legend set forth in Section 4.1(b) above shall be removed and the Company shall issue a book-entry statement without such legend or any other legend to the holder of the applicable Securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at the Depository Trust Company (“DTC”), if (i) such Securities are registered for resale under the Securities Act (provided that, if Purchaser is selling pursuant to the Resale Registration Statement, Purchaser agrees to only sell such Securities during such time that the Resale Registration Statement is effective and not withdrawn or suspended, and only as permitted by the Resale Registration Statement), (ii) such Securities are sold or transferred pursuant to Rule 144 (if the transferor is not an Affiliate of the Company), or (iii) such Securities are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions. Following the earlier of (i) the Effective Date or (ii) Rule 144 becoming available for the resale of Securities, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions, the Company shall deliver to the Transfer Agent irrevocable instructions that the Transfer Agent shall reissue a book-entry statement representing the applicable Securities without legend. Any fees (with respect to the Transfer Agent or otherwise) associated with the removal of such legend shall be borne by the Company. Following the Effective Date, or at such earlier time as a legend is no longer required for certain Securities (in which case Purchaser shall also be required to provide reasonable assurances, in the form of seller and, if applicable, broker representation letters), the Company will no later than two Trading Days following the delivery by Purchaser to the Company or the Transfer Agent (with notice to the Company) of (i) a legended book-entry statement representing the Securities (endorsed or with stock powers attached, signatures guaranteed, or otherwise in form necessary to effect the reissuance and/or transfer) or (ii) an opinion of counsel to the extent required by Section 4.1(a), deliver or cause to be delivered to the transferee of Purchaser or Purchaser, as applicable, evidence of a book-entry statement representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4.1(c) other than to comply with applicable law. Book entry statements for Securities subject to legend removal hereunder may be transmitted by the Transfer Agent to Purchaser by crediting the account of Purchaser’s prime broker with DTC as directed by Purchaser.

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(d)            Acknowledgement. Purchaser acknowledges its primary responsibilities under the Securities Act and accordingly will not sell or otherwise transfer the Securities or any interest therein without complying with the requirements of the Securities Act and applicable law. While the Resale Registration Statement remains effective, Purchaser hereunder may sell the Securities in accordance with the plan of distribution contained in the Resale Registration Statement and if it does so it will comply therewith and with the related prospectus delivery requirements unless an exemption therefrom is available. Purchaser agrees that if it is notified by the Company in writing at any time that the Resale Registration Statement registering the resale of the Securities is not effective or that the prospectus included in such Resale Registration Statement no longer complies with the requirements of Section 10 of the Securities Act, Purchaser will refrain, subject to the terms of the Registration Rights Agreement, from selling such Securities pursuant to the Resale Registration Statement until such time as the Purchaser is notified by the Company that such Resale Registration Statement is effective or such prospectus is compliant with Section 10 of the Securities Act, unless Purchaser is able to, and does, sell such Securities pursuant to an available exemption from the registration requirements of Section 5 of the Securities Act. Both the Company and its Transfer Agent, and their respective directors, officers, employees and agents, may rely on this Section 4.1(d) and Purchaser will indemnify and hold harmless each of such persons from any breaches or violations of this Section 4.1(d).

(e)            Buy-In. If the Company shall fail for any reason or for no reason to issue to Purchaser un-legended book-entry statements within two (2) Trading Days after receipt of all documents necessary for the removal of the legend set forth above (the “Deadline Date”), then, in addition to all other remedies available to Purchaser, if on or after the Trading Day immediately following such two Trading Day period, Purchaser purchases (in an open market transaction or otherwise, provided such purchases shall be made in a commercially reasonable manner at prevailing market prices) shares of the Common Stock to deliver in satisfaction of a sale by the holder of shares of the Common Stock that Purchaser anticipated receiving from the Company without any restrictive legend (a “Buy-In”), then the Company shall, within three (3) Trading Days after Purchaser’s request and in the Company’s sole discretion, either (i) pay cash to Purchaser in an amount equal to Purchaser’s total purchase price (including commercially reasonable brokerage commissions, if any) for the shares of the Common Stock so purchased (the “Buy-In Price”), at which point the shares of the Common Stock held by Purchaser equal to the number of shares of the Common Stock so purchased shall be forfeited to the Company and the Company’s obligation to deliver such book-entry statement (and to issue such shares of Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to Purchaser book-entry statements representing such shares of Common Stock and pay cash to the Purchaser in an amount equal to the excess (if any) of the Buy-In Price over the product of (a) such number of shares of Common Stock, multiplied by (b) the Closing Bid Price on the Deadline Date. Purchaser shall provide the Company written notice indicating the amounts payable to Purchaser in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company.

4.2            Reservation of Shares of the Common Stock. The Company shall reserve and keep available at all times during which any of the shares of the Preferred Stock or the Purchaser Warrants remain outstanding, free of preemptive rights, a sufficient number of shares of the Common Stock for the purpose of enabling the Company to issue (a) the Underlying Shares upon conversion of the shares of the Preferred Stock and (b) the Warrant Shares upon the exercise of the Purchaser Warrants, as applicable.

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4.3            Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of the Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including without limitation its obligation to issue the Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

4.4            Furnishing of Information. In order to enable the Purchaser to sell the Shares under Rule 144 (once Rule 144 becomes available for the resale of securities of the Company and subject to obtaining Stockholder Approval, if applicable), until the earlier of (i) the date that the Shares cease to be Registrable Securities (as defined in the Registration Rights Agreement) (and for no less than 12 months from the Closing), (ii) the date that is 24 months from the Closing or (iii) the consummation of a Fundamental Transaction pursuant to which the Company is no longer a reporting company under the Exchange Act, the Company shall use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. If the Company at any time is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to Purchaser and make publicly available in accordance with Rule 144(c) such information as is required for Purchaser to sell the Securities under Rule 144.

4.5            No Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to Purchaser, or that would be integrated with the offer or sale of such Shares for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

4.6            Securities Laws Disclosure; Publicity. On or before 9:00 a.m., New York City time, on the Business Day immediately following the date hereof, the Company shall issue a press release (the “Press Release”) reasonably acceptable to Purchaser disclosing all material terms of the transactions contemplated hereby. On or before 5:30 p.m., New York City time, on the fourth Trading Day immediately following the execution of this Agreement, the Company will file a Current Report on Form 8-K with the Commission describing the terms of the Transaction Documents (and including as exhibits to such Current Report on Form 8-K the material Transaction Documents (including, without limitation, this Agreement and the Registration Rights Agreement)). Notwithstanding the foregoing, the Company shall not publicly disclose the name of Purchaser, any Affiliate of Purchaser, or any investment adviser of Purchaser, or include the name of Purchaser, any Affiliate of Purchaser or any investment adviser of Purchaser in any press release or filing with the Commission (other than the Registration Statements) or any regulatory agency or Trading Market, without the prior written consent of Purchaser, except (i) as required by federal securities law in connection with (A) the Registration Statements and (B) the filing of final Transaction Documents (including signature pages thereto) with the Commission and (ii) to the extent such disclosure is required by law, request of the staff of the Commission or Trading Market regulations, in which case the Company shall provide Purchaser with prior written notice of such disclosure permitted under this clause (ii).

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4.7           Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that Purchaser could be deemed to trigger the provisions of any such plan or arrangement, in either case solely by virtue of receiving any of the Shares under the Transaction Documents or under any other written agreement between the Company and Purchaser.

4.8           Use of Proceeds. The Company shall use the net proceeds from the sale of the Purchased Series A Preferred Stock hereunder for the clinical development of the Licensed Products (as defined in the License Agreement), working capital and general corporate purposes.

4.9           Listing of Shares; Stockholder Approval.

(a)            Listing of the Shares. Prior to the Company obtaining Stockholder Approval, in the time and manner required by the Principal Trading Market, the Company shall prepare and file with such Principal Trading Market (other than the OTCMarkets) an additional shares listing application covering all of the Shares and shall take all steps necessary to cause all such Shares to be approved for listing on the Principal Trading Market (other than the OTCMarkets) as promptly as possible after obtaining Stockholder Approval.

(b)            Stockholder Meeting. The Company shall establish a record date for, and shall call, give notice of, convene and hold, a special meeting of stockholders of the Company (the “Stockholder Meeting”), as promptly as practicable following the date hereof and in no event later than sixty (60) days after the Closing Date for the purpose of voting upon the approval of resolutions (the “Stockholder Resolutions”) with respect to the matters contemplated by the Stockholder Approval (the date such approval is obtained, the “Stockholder Approval Date”), provided, however, nothing herein shall prevent the Company from postponing or adjourning the Stockholder Meeting if (i) there are insufficient shares of the Common Stock present or represented by a proxy at the Stockholder Meeting to conduct business at the Stockholder Meeting, (ii) the Company is required to postpone or adjourn the Stockholder Meeting by applicable law or a request from the Commission or its staff, or (iii) the Company determines in good faith (after consultation with outside legal counsel) that it is necessary or appropriate to postpone or adjourn the Stockholder Meeting in order to give the stockholders of the Company sufficient time to evaluate any information or disclosure that the Company has sent to the stockholders or otherwise made available to the stockholders by issuing a press release, filing materials with the SEC or otherwise. The Company shall solicit from the stockholders of the Company proxies in favor of the Stockholder Resolutions in accordance with applicable law, and shall submit the Stockholder Resolutions for a vote of the Company’s stockholders at the Stockholder Meeting and shall take all other action reasonably necessary or advisable to secure the Stockholder Approval. The Company shall (A) not permit any amendment of, modification to, or waiver of any of the Company’s rights under, the Support Agreements without the consent of the Purchasers, (B) take reasonable measures (including, for the avoidance doubt, initiating and prosecuting litigation against the other parties thereto) to enforce its rights under the Support Agreements and (C) use commercially reasonable efforts to secure the Stockholder Approval at the Stockholder Meeting.

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(c)            Company Board Recommendation. Subject to the terms of this Section 4.9(b), the Board of Directors shall recommend that the Company’s stockholders approve the Stockholder Resolutions in accordance with the applicable law (the “Company Board Recommendation”). Neither the Board of Directors nor any committee thereof shall fail to make, withhold, withdraw, amend or modify in a manner adverse to the Holders or Investors the Company Board Recommendation, unless the Board of Directors determines in good faith (after consultation with outside legal counsel) that the failure to make such public statement would be a breach of its fiduciary duties to the Company’s stockholders under applicable law (a “Company Board Recommendation Change”). Notwithstanding the foregoing, at any time prior to the receipt of the Stockholder Approval, the Board of Directors may effect a Company Board Recommendation Change if, as a result of an Intervening Event, the Board of Directors determines in good faith (after consultation with outside legal counsel) that the failure to effect a Company Board Recommendation Change would be a breach of its fiduciary duties to the Company’s stockholders under applicable law; provided that prior to effecting such Company Board Recommendation Change, the Board of Directors shall give Purchaser at least four Business Days advance notice thereof (the “Notice Period”). For the purposes of this Section 4.9(c), an “Intervening Event” means any material event or development or material change in circumstances with respect to the Company that (i) was unknown by the Board of Directors as of, or prior to, the date hereof, or (ii) if known, the magnitude and consequences of which were not known or foreseeable by the Board of Directors as of the date hereof.

(d)            Proxy Filing. The Company shall prepare and file with the Commission, no later than ten (10) days after the Closing Date, a proxy statement in preliminary form relating to the Stockholders Meeting (such proxy statement, including any amendment or supplement thereto, the “Proxy Statement”). The Company shall cause the Proxy Statement to comply in all material respects with the applicable provisions of the Exchange Act. The Company shall promptly notify Purchaser upon the receipt of any comments from the Commission, and shall use its reasonable best efforts to respond as promptly as practicable to any comments from the Commission. Notwithstanding the foregoing, prior to filing the Proxy Statement or responding to any comments of the Commission with respect thereto, the Company (i) shall provide Purchaser a reasonable opportunity to review and comment on such document or response (including the proposed final version of such document or response), (ii) shall consider in good faith all comments reasonably proposed by Purchaser, and (iii) to the extent permitted by law and acceptable to the Commission, shall permit Purchaser and its representatives the opportunity to participate in any meeting with the Commission regarding the Proxy Statement or any matters relating to the Stockholder Approval. The Company shall, upon Purchaser’s written request (email sufficient), keep Purchaser reasonably updated with respect to the proxy solicitation results. The Company shall cause the definitive Proxy Statement to be mailed as promptly as possible after the date the staff of the SEC advises that it has no further comments thereon or that the Company may commence mailing the Proxy Statement.

(e)            Additional Stockholder Meetings. If the Company does not obtain Stockholder Approval at the Stockholder Meeting, the Company shall hold a meeting of the Company’s stockholders every four (4) months thereafter to seek Stockholder Approval until the earlier of the date Stockholder Approval is obtained or the Preferred Stock and the Purchaser Warrants are no longer outstanding.

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4.10         Form D; Blue Sky. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon the written request of Purchaser. The Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to Purchaser at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification) and shall provide evidence of such actions promptly upon the written request of Purchaser.

4.11         Indemnification of Purchaser.

(a)            Indemnification. Subject to the provisions of this Section 4.11, the Company will indemnify and hold harmless Purchaser and its Affiliates, directors, officers, shareholders, members, partners, managers, employees, representatives, investment advisers and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, members, partners, managers, employees, representatives, investment advisers and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of each such controlling Person (each, a “Purchaser Party”), to the fullest extent permitted by applicable law, from and against, and shall pay and reimburse them for, any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses (including, without limitation, all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation) (collectively, “Losses”), as incurred, that any Purchaser Party may suffer or incur as a result of, based upon, arising out of or otherwise relating to (i) any inaccuracy in or breach of any of the representations or warranties of, or breach or nonfulfillment of any of covenants or agreements made by, the Company in any Company or (ii) any Proceeding instituted against Purchaser in any capacity, or any Purchaser Party, by any Person who is not an Affiliate of Purchaser or other Purchaser Party seeking indemnification, with respect to any of the transactions contemplated by the Transaction Documents (unless, and only to the extent that, such Proceeding is based upon a breach of Purchaser’s representations, warranties or covenants under the Transaction Documents or any other agreement with the Company entered into in connection with the transactions contemplated hereby, or any violations by the Purchaser of state or federal securities laws or any conduct by Purchaser which constitutes fraud, gross negligence or willful misconduct).

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(b)            Procedures. Promptly after receipt by any Purchaser Party (the “Indemnified Person”) of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any Proceeding in respect of which indemnity may be sought pursuant to this Section 4.11, such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses relating to such Proceeding; provided, however, that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is actually and materially prejudiced in the defense of such Proceeding by such failure to notify. Notwithstanding the foregoing, in any such Proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person; provided, that such fees and expenses shall be paid by the Company if (i) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel, (ii) the Company shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Person in such Proceeding or (iii) in the reasonable judgment of counsel to such Indemnified Person, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company shall not be liable for (i) any settlement by an Indemnified Person of any Proceeding effected without the Company’s prior written consent (which consent shall not be unreasonably withheld, delayed or conditioned) or (ii) fees or costs incurred pursuant to this Section 4.11 to the extent such fees or costs are attributable to the Indemnified Person’s breach of any of the representations, warranties, covenants or agreements made by Purchaser in this Agreement or the other Transaction Documents. Without the prior written consent of the Indemnified Person (which consent shall not be unreasonably withheld, delayed or conditioned), the Company shall not effect any settlement of any pending or threatened Proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such Proceeding.

(c)            Payments. Once a Loss is agreed to by the Company or finally adjudicated to be payable to an Indemnified Person pursuant to this Section 4.11, the Company shall satisfy its indemnification obligations to such Indemnified Person within 15 days of such agreement or final adjudication by wire transfer of immediately available funds to such Indemnified Person in accordance with wire transfer instructions to be provided by such Indemnified Person.

4.12         Short Sales and Confidentiality After The Date Hereof. Purchaser shall not, and shall cause its Trading Affiliates not to, engage, directly or indirectly, in any transactions in the Company’s securities (including, without limitation, any Short Sales involving the Company’s securities) during the period from the date hereof until the earlier of such time as (i) the transactions contemplated by this Agreement are first publicly announced as required by and described in Section 4.6 or (ii) this Agreement is terminated pursuant to Section 6.14. Notwithstanding the foregoing, Purchaser makes no representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced as described in Section 4.6 (subject to any written agreement between Purchaser and the Company regarding the confidentiality and use of material non-public information). Notwithstanding the foregoing, in the event that Purchaser is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of Purchaser’s assets, the representation set forth above shall apply only with respect to the portion of assets managed by the portfolio managers that have knowledge about the financing transaction contemplated by this Agreement.

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4.13         No Dilutive Issuances. For a period of 90 days from the Closing Date, the Company may not offer or sell any shares of the Common Stock or any Common Stock Equivalents for a per-share price (determined on an as-converted basis) of less than the Per Share Purchase Price (adjusted for stock splits, reverse splits, etc.). Notwithstanding the foregoing, this Section 4.13 shall not apply in respect of the issuance of (a) shares of the Common Stock, restricted stock units or options to employees, consultants, officers or directors of the Company pursuant to any stock or option plan (or a bona fide inducement grant to new employees outside of any such plan) duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise of or conversion of any convertible securities or warrants issued and outstanding on or prior to the date of or pursuant to this Agreement or any restricted stock units or options held by current or former employees or consultants of the Company, (c) shares of the Common Stock or securities convertible into Common Stock issued in connection with acquisitions, asset purchases, licenses, joint ventures, technology license agreements, collaborations or strategic transactions involving the Company and other entities approved by the Board of Directors, or (d) securities issued to financial institutions or lessors in connection with credit or lending arrangements, equipment financings or lease arrangements. Notwithstanding the foregoing, in the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof and prior to the Closing, each reference in any Transaction Document to a number of shares or a price per share shall be deemed to be amended to appropriately account for such event. The Company acknowledges that this covenant is a material inducement to cause Purchaser to enter into this Agreement.

4.14         Compliance. The Company shall, and shall cause its Subsidiaries to, at all times (A) maintain (i) under the laws of its jurisdiction of organization its valid corporate or other existence and good standing, (ii) its due license and qualification to do business and good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business makes such licensing or qualification necessary and (iii) all material permits, licenses and authorizations necessary to the conduct of its businesses and (B) comply with all laws applicable to it or its business, properties or assets, the violation of which would reasonably be expected to have a Material Adverse Effect.

4.15         Maintenance of Appropriate Insurance. The Company at all times shall maintain Appropriate Insurance.

4.16         No Conversion of the Preferred Stock or Exercise of the Purchaser Warrants Prior to Stockholder Approval. Notwithstanding any provisions to the contrary in the Certificate of Designation or the Purchaser Warrants, Purchaser hereby acknowledges and agrees that the Preferred Stock will not be convertible into shares of the Common Stock (or be exercisable for Warrant Shares in the case of the Purchaser Warrants) unless and until the Company has obtained the Stockholder Approval.

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4.17         Nasdaq Listing Standard Rule 5635 Compliance. Notwithstanding anything in this Agreement to the contrary, including without limitation Section 4.1, Purchaser acknowledges and agrees that, in order to ensure the Company’s compliance with Nasdaq Listing Standard Rule 5635 and applicable interpretations thereunder in connection with the transactions contemplated by this Agreement, until such time as Stockholder Approval is obtained: (a) any stock certificates evidencing the Preferred Stock shall bear a restrictive legend referencing this Section 4.17, which legend shall be removed upon Stockholder Approval; (b) the Preferred Stock shall not, other than as required by applicable law or as expressly set forth in the Certificates of Designation, have any voting rights until converted to Common Stock upon obtaining Stockholder Approval, and (c) in addition to any other requirements under this Agreement, as a condition of transfer of any Preferred Stock or any interest therein, any transferee shall agree in writing to be bound by the terms of this Section 4.17.

4.18         Delivery of Shares. Except as otherwise agreed among the Company and Purchaser, the Company shall deliver, or cause to be delivered, the Preferred Stock to Purchaser on the Closing Date.

ARTICLE V
CONDITIONS PRECEDENT TO CLOSING

5.1            Conditions Precedent to the Obligations of Purchaser to Purchase the Securities. The obligation of Purchaser to acquire the Securities at the Closing is subject to the fulfillment to Purchaser’s satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by Purchaser:

(a)            Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date when made and as of the Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date.

(b)            Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

(c)            No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d)            Consents. The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations, waivers and the Required Approvals that are necessary for consummation of the purchase and sale of the Securities at the Closing, all of which shall be and remain so long as necessary in full force and effect. For the avoidance of doubt, any of the Required Approvals, including without limitation the Stockholder Approval, that are not necessary for the consummation of the purchase and sale of the Securities at the Closing shall not be required by this Section 5.1(d).

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(e)            Adverse Change. Since the date of execution of this Agreement, no event or series of events shall have occurred that has had or would reasonably be expected to have a Material Adverse Effect.

(f)             No Suspensions of Trading in Common Stock. The Common Stock (i) shall be designated for listing and quotation on the Principal Trading Market and (ii) shall not have been suspended, as of the Closing Date, by the Commission or the Principal Trading Market from trading on the Principal Trading Market nor shall suspension by the Commission or the Principal Trading Market have been threatened, as of the Closing Date other than as set forth in the SEC Reports, either (A) in writing by the Commission or the Principal Trading Market or (B) by falling below the minimum listing maintenance requirements of the Principal Trading Market.

(g)            Company Deliverables. The Company shall have delivered the Company Deliverables in accordance with Section 2.2(a).

(h)            Compliance Certificate. The Company shall have delivered to Purchaser a certificate, dated as of the Closing Date and signed by its Chief Executive Officer, certifying to the fulfillment of the conditions specified in Sections 5.1(a), (b) and (e).

(i)             Financing. A Qualified Financing shall have been consummated.

(j)             Termination. This Agreement shall not have been terminated by Purchaser or the Company in accordance with Section 6.14 herein.

5.2            Conditions Precedent to the Obligations of the Company to sell the Securities. The Company’s obligation to sell and issue the Securities at the Closing to Purchaser is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

(a)            Representations and Warranties. The representations and warranties made by Purchaser in Section 3.2 hereof shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date when made, and as of the Closing Date as though made on and as of such date, except for such representations and warranties that speak as of a specific date.

(b)            Performance. Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by Purchaser at or prior to the Closing Date.

(c)            No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

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(d)            Consents. The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations, waivers and the Required Approvals that are necessary for consummation of the purchase and sale of the Securities at the Closing, all of which shall be and remain so long as necessary in full force and effect. For the avoidance of doubt, any of the Required Approvals, including, without limitation, the Stockholder Approval, that are not necessary for the consummation of the purchase and sale of the Securities at the Closing shall not be required by this Section 5.2(d).

(e)            Purchaser Deliverables. Purchaser shall have delivered its Purchaser Deliverables in accordance with Section 2.2(b).

(f)            Termination. This Agreement shall not have been terminated by Purchaser in accordance with Section 6.14 herein.

ARTICLE VI
MISCELLANEOUS

6.1            Fees and Expenses. The Company and Purchaser shall pay the fees and expenses of their respective advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party in connection with the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Securities to Purchaser. Purchaser shall be responsible for all other tax liability that may arise as a result of holding or transferring the Securities purchased by it.

6.2            Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, and any confidentiality or nondisclosure agreement entered into between Purchaser and the Company prior to the date of this Agreement with respect to the transactions contemplated thereby, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company and Purchaser will execute and deliver to the other such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

6.3            Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and delivered personally, by email, by facsimile or sent by a nationally recognized overnight courier service. Any notice or other communications or deliveries hereunder shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via email to the email address set forth in this Section 6.3, (b) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number set forth in this Section 6.3 prior to 5:30 p.m. (New York City time) on any Trading Day, (c) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section 6.3 on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (d) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with next day delivery specified or (e) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

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If to the Company:	NeuroBo Pharmaceuticals, Inc.
200 Berkeley Street, Floor 19
Boston, Massachusetts 02116
Telephone No.: 857.702.9600
Attention: Chief Executive Officer
Email: gil.price@neurobopharma.com

With a copy to (which shall not constitute notice):

Honigman LLP
2290 First National Building
660 Woodward Avenue
Detroit, Michigan 48226-3506
Telephone No.: 269.337.7702
Attention: Phillip D. Torrence, Esq.
Email: ptorrence@honigman.com

If to Purchaser:	Dong-A ST Co., Ltd.
64 Cheonho-daero,
Dongdaemun-gu, Seoul, Korea
Attn.: Hyung Heon Kim
Telephone: 82-2-920-8111

With a copy to (which shall not constitute notice):

Willkie Farr & Gallagher LLP
1801 Page Mill Road
Palo Alto, California 94304
Attn.: Matthew Berger, Esq.; Michael Brandt, Esq.
Telephone: (650) 887-9300

6.4            Amendments; Waivers; No Additional Consideration. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and Purchaser, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any amendment effected in accordance with this Section 6.4 shall be binding upon Purchaser and the Company.

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6.5           Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

6.6           Successors and Assigns. The provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns. This Agreement, or any rights or obligations hereunder, may not be assigned by the Company without the written consent of Purchaser except to a successor in the event of a Fundamental Transaction. Purchaser may assign its rights hereunder in whole or in part to any Person to whom Purchaser assigns or transfers any Shares in compliance with the Transaction Documents and applicable law (including in connection with a bona fide margin account or other loan or financing arrangement secured by such Shares), provided that such transferee shall agree in writing to be bound, with respect to the transferred Shares, by the terms and conditions of this Agreement that apply to Purchaser.

6.7           No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except each Purchaser Party is an intended third party beneficiary of Section 4.12.

6.8           Survival. Subject to applicable statute of limitations, the representations, warranties agreements and covenants contained herein shall survive the Closing and the delivery of the Securities and any confidentiality or nondisclosure obligations set forth in any agreement entered into between the Company and Purchaser prior to the date of this Agreement with respect to the transactions contemplated by the Transaction Documents shall survive according to the terms of such agreement(s).

6.9           Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

6.10         Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.11         Replacement of the Securities. If any certificate or instrument evidencing any of the Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company and the Transfer Agent of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company and the Transfer Agent for any losses in connection therewith or, if required by the Transfer Agent, a bond in such form and amount as is required by the Transfer Agent. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities. If a replacement certificate or instrument evidencing any of the Securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

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6.12         Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, Purchaser and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

6.13         Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the New York Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

6.14         Termination. This Agreement shall automatically terminate upon termination of the License Agreement pursuant to Section 15.3 thereof. Nothing in this Section 6.14 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

Signatures on the Following Page

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In Witness Whereof, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NeuroBo Pharmaceuticals, Inc.

By:	/s/ Gil Price
Name:	Gil Price, M.D.
Title:	Chief Executive Officer and President

Dong-A ST Co., Ltd.

By:	/s/ Min Young Kim
Name:	Min Young Kim
Title:	Chief Executive Officer

Signature Page to

Securities Purchase Agreement